                                                                     EXHIBIT (5)

                                                 ------------------------------------------
                                                 MERRILL LYNCH
    ANNUITIES                                    RETIREMENT OPTIMIZER(SM)                    APPLICATION FOR
                                                                                             VARIABLE ANNUITY

In this form, the terms you and your refer to the owner and the co-owner if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to ML Life Insurance Company of New York.

The Definition of Replacement form must be completed and signed prior to taking an application. If the answer to any question on the Definition of Replacement form is "yes," additional requirements apply.
 1

     CONTRACT INFORMATION

      ----------------------------------------------          ----------------------------
       Merrill Lynch account number                           State of purchase



       What type of contract       [ ] Non-Qualified
       are you applying for?       [ ] Merrill Lynch Custodial Retirement Plan IRA
       (check only one)
      ----------------------------------------------          ----------------------------

 2

     OWNER INFORMATION

      ------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                                                        [ ] Male
                                                                                                      [ ] Female



      ------------------------------------------------------------------------------------------------------------
       Address                                                     City                     State     Zip code




      ------------------------------------------------------------------------------------------------------------
       E-mail address                                                         Telephone number




      ------------------------------------------------------------------------------------------------------------

       Full name (first, middle initial, last)                      Birthdate (Must be under age
                                                                    90)
                                                                    (m/d/y)



      ------------------------------------------------------------------------------------------------------------
       Address                                                      Social Security or Tax ID
                                                                    Number



      ------------------------------------------------------------------------------------------------------------
       E-mail address                                               FAX number



      ------------------------------------------------------------------------------------------------------------

 3

     CO-OWNER INFORMATION

      ------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                                                        [ ] Male
                                                                                                      [ ] Female



      ------------------------------------------------------------------------------------------------------------
       Address                                                     City                     State     Zip code




      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                      Birthdate (Must be under age
                                                                    90)
                                                                    (m/d/y)



      ------------------------------------------------------------------------------------------------------------
       Address                                                      Social Security or Tax ID
                                                                    Number



      ------------------------------------------------------------------------------------------------------------

 4

     ANNUITANT INFORMATION -- Complete only if annuitant is different from the owner in Section 2.

      ------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                                                        [ ] Male
                                                                                                      [ ] Female



      ------------------------------------------------------------------------------------------------------------
       Address                                                     City                     State     Zip code




      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                      Birthdate (Must be under age
                                                                    90)
                                                                    (m/d/y)



      ------------------------------------------------------------------------------------------------------------
       Address                                                      Social Security or Tax ID
                                                                    Number



      ------------------------------------------------------------------------------------------------------------

 5

     BENEFICIARY INFORMATION

      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                     Relationship Birthdate (m/d/y) Social Security or Tax ID
                                                                                                  number



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                                                    City




      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                     Relationship Birthdate (m/d/y) Social Security or Tax ID
                                                                                                  number



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                                                    City




      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                     Relationship Birthdate (m/d/y) Social Security or Tax ID
                                                                                                  number



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                                                    City




      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                     Relationship Birthdate (m/d/y) Social Security or Tax ID
                                                                                                  number



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                                                    City




      ---------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                      [ ] Primary  Percent
                                                                    [ ] Contingent



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                      State    Zip code



      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                      [ ] Primary  Percent
                                                                    [ ] Contingent



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                      State    Zip code



      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                      [ ] Primary  Percent
                                                                    [ ] Contingent



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                      State    Zip code



      ---------------------------------------------------------------------------------------------------------------------------
       Full name (first, middle initial, last)                      [ ] Primary  Percent
                                                                    [ ] Contingent



      ---------------------------------------------------------------------------------------------------------------------------
       Address                                                      State    Zip code



      ---------------------------------------------------------------------------------------------------------------------------

    If you need more space, use Section 15 or attach and sign a separate sheet.
 6

     INITIAL PREMIUM

      ---------------------------------------------
       (Minimum $25,000)
       $
      ---------------------------------------------

ML LIFE INSURANCE COMPANY OF NEW YORK
A SUBSIDIARY OF MERRILL LYNCH & CO., INC.
Home Office: 100 Church Street, 11th Floor, New York, NY
10080-6511                                                           Page 1 of 4
MLNY054                                                             (New 9/2001)

 7
    CONTRACT REPLACEMENT INFORMATION -- Are any existing annuity or life insurance contracts being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

    [ ] YES -- Please provide details below. Additional                         [ ] NO -- Go to Section 8.
        requirements apply and the appropriate replacement
        paperwork must be included with this application.

      ---------------------------------------------------------------------------
       Company      Contract number    Issue date (m/d/y)    Original premium



                                                             $
      ---------------------------------------------------------------------------



       Company      Contract number    Issue date (m/d/y)    Original premium



                                                             $
      ---------------------------------------------------------------------------

    If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA contracts.
 8
    PREMIUM ALLOCATION -- Choose up to 10 investment options.

                                                           DOLLAR COST  AUTOMATIC
                                                  INITIAL   AVERAGING   INVESTMENT
                  INVESTMENT OPTIONS              PREMIUM    PROGRAM     FEATURE
      ----------------------------------------------------------------------------
      [ML Basic Value Focus]                            %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [ML Domestic Money Mkt]                           %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [ML Fundamental Growth Focus]                     %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [ML Government Bond]                              %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [ML Index 500]                                    %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [AIM VI International Equity]                     %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [AIM VI Value]                                    %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [Alliance Growth & Income]                        %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [Alliance Premier Growth]                         %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [Davis Value]                                     %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [Delaware Trend]                                  %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [H&W International VIP]                           %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [MFS Emerging Growth]                             %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [MFS Investors Trust]                             %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [PIMCO Total Return Bond]                         %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [Seligman Small Cap Value]                        %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      [Van Kampen Emerging Growth]                      %  [ ] From              %
                                                           [ ] To    %
      ----------------------------------------------------------------------------
                                                        %                        %
                                                           [ ] From
                                                           [ ] To    %
      ----------------------------------------------------------------------------
                                                        %                        %
                                                           [ ] From
                                                           [ ] To    %
      ----------------------------------------------------------------------------
                                                        %                        %
                                                           [ ] From
                                                           [ ] To    %
      ----------------------------------------------------------------------------
                                                        %                        %
                                                           [ ] From
                                                           [ ] To    %
      ----------------------------------------------------------------------------
                                                        %                        %
                                                           [ ] From
                                                           [ ] To    %
      ----------------------------------------------------------------------------
      TOTAL                                          100%        100%         100%

 9
    ASSET ALLOCATION PROGRAM -- Under the Asset Allocation Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages for your selected Asset Allocation Model. Would you like to select the Asset Allocation Program?

    [ ] YES -- Please select one of the following                                    [ ] NO
        models.  (Do not complete Section 8)

      -----------------------------------------------------------------------------------------------------------------
           [ ] Capital        [ ] Current Income    [ ] Income and Growth  [ ] Long-Term Growth   [ ] Aggressive Growth
           Preservation
      -----------------------------------------------------------------------------------------------------------------

10

    REBALANCING PROGRAM -- Under the Rebalancing Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages you have selected. Would you like to select the Rebalancing Program?

    [ ] YES -- Please provide allocations in the Initial                             [ ] NO
        Premium column in Section 8.

11
    SYSTEMATIC WITHDRAWAL PROGRAM -- Would you like to make withdrawals automatically on a periodic basis?

    [ ] YES -- Please provide details below.                                         [ ] NO

      -------------------------------------------------------------------------------------------------------
       Withdrawal amount (minimum $100)    Start date (m/d/y)    End date (m/d/y)
       $

      ------------------------------------------------------------------------------------
       Payment Frequency    [ ] Monthly          [ ] Semi-annually     Payment Destination
                            [ ] Quarterly        [ ] Annually
      ------------------------------------------------------------------------------------
      Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a
       10% IRS tax penalty.

       Payment Frequency    [ ] Your Merrill Lynch account listed in
                            Section 1
                            [ ] Your address listed in Section 2
      ------------------------------------------------------------------------------------
      Withdrawals may be t
       10% IRS tax penalty

12
    DOLLAR COST AVERAGING PROGRAM -- Would you like to use this feature to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Asset Allocation or Rebalancing Program has been selected.)

    [ ] YES -- Please provide details below and in the               [ ] NO
        Dollar Cost Averaging Program column in Section 8.

      -----------------------------------------------------------------------------------------------------------------------
       Amount to be transferred monthly                                              Number of transfers (minimum 3 months)
        (minimum $100)                     Start date (m/d/y)
       $
      -----------------------------------------------------------------------------------------------------------------------

                                                                     Page 2 of 4
MLNY054                                                             (New 9/2001)

13
    AUTOMATIC INVESTMENT FEATURE -- Premiums will be automatically debited from the Merrill Lynch account listed in Section 1 on a periodic basis. Would you like to elect the Automatic Investment Feature?

    [ ] YES -- Please provide details below and in Section                [ ] NO
        8. (Do not include allocations for this program in
        Section 8 if the Asset Allocation or Rebalancing
        Program has been selected.)

      ----------------------------------------------------------------------------------------------------------------
       Amount of periodic premium (minimum     Frequency  [ ] Monthly      [ ] Semi-annually  Start date (m/d/y)
        $100)
       $                                                  [ ] Quarterly    [ ] Annually
      ----------------------------------------------------------------------------------------------------------------

       Amount of periodic premium (minimum     Optional end date
        $100)                                  (m/d/y)
       $
      ------------------------------------------------------------------------------------------

14
    TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE.
    Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX FROM YOUR     [ ] No income tax to be withheld
WITHDRAWALS AT THE RATE OF 10%.                               [ ] Income tax to be withheld ______% (use
                                                              whole percentages)

15

    PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.

      -----------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------

16
    YOUR SIGNATURE(S) VERIFIES THAT:
    [ ] YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE
        AND TRUE TO THE BEST OF YOUR KNOWLEDGE.
    [ ] YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY
        CONTRACT.
    [ ] YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT
        AND UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.
    [ ] YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE
        DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.
    [ ] YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING
        ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT.
    [ ] YOU UNDERSTAND THAT:
     - THIS ANNUITY CONTRACT HAS A 1.55% ASSET-BASED INSURANCE CHARGE AND A CONTINGENT DEFERRED SALES CHARGE EQUAL TO 6%, 6% AND 5% IN THE FIRST 3 YEARS, RESPECTIVELY, AFTER A PREMIUM PAYMENT;
     - WE OFFER OTHER VARIABLE ANNUITIES:
       - MLNY-VA-001NY1 WHICH HAS A 1.25% MORTALITY AND RISK EXPENSE CHARGE, A 0.10% ADMINISTRATIVE CHARGE, AND A CONTINGENT DEFERRED SALES CHARGE WHICH DECREASES FROM 7% DURING THE FIRST YEAR AFTER A PREMIUM PAYMENT TO 0% IN THE EIGHTH YEAR AFTER THE PREMIUM PAYMENT; AND
       - MLNY-VA-003 WHICH HAS A 1.59% ASSET-BASED INSURANCE CHARGE AND NO CONTINGENT DEFERRED SALES CHARGE;
     - THE INVESTMENT OPTIONS AND PRODUCT FEATURES MAY DIFFER BETWEEN THESE PRODUCTS. ALL CHARGES AND FEATURES ARE FULLY DESCRIBED IN THE APPLICABLE CONTRACT AND PROSPECTUS.
--------------------------------------------------------------------------------
     UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
     1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1
        ARE CORRECT;
     2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT
        TO BACKUP WITHHOLDING.); AND
     3. YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 Owner's signature                    Date (m/d/y)        Co-owner's signature                  Date (m/d/y)


-------------------------------------------------------------------------------------------------------------------
 Signed at (city and state)


-------------------------------------------------------------------------------------------------------------------

                                                                     Page 3 of 4
MLNY054                                                             (New 9/2001)

      --------------------------------------------------------------------------------
       Co-owner's signature                                        Date (m/d/y)

      --------------------------------------------------------------------------------
       Signed at (city and state)




      --------------------------------------------------------------------------------

                                                                     Page 3 of 4
MLNY054                                                             (New 9/2001)

17

    FINANCIAL ADVISOR'S VERIFICATION -- The Financial Advisor selling this annuity must complete and sign.

    1. Have current prospectuses for the contract and underlying funds been
       given to the client?                                       [ ] YES [ ] NO
    2. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such action likely to occur? [ ] YES [ ] NO
    3. I hereby certify that only sales material approved by ML Life Insurance Company of New York was used in this sale, and that copies of all sales
       material used in this sale were left with the applicant.   [ ] YES [ ] NO

      -----------------------------------------------------------------------------------------------------------------------
       Financial Advisor's name (please print)                     FA telephone number

      -----------------------------------------------------------------------------------------------------------------------
       Financial Advisor's signature                               Date (m/d/y)            FA or Pool authorizing number

      -----------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
       AT YOUR SERVICE                      ML LIFE INSURANCE COMPANY OF NEW YORK
       Our business hours are               SERVICE CENTER
       8:30 a.m. to 6:00 p.m. Eastern
       time, Monday through Friday.         OUR MAILING ADDRESS:                       OUR ADDRESS FOR OVERNIGHT MAIL:
                                            P. O. Box 44222                            4804 Deer Lake Drive East
       Our automated voice response         Jacksonville, FL 32231-4222                Jacksonville, FL 32246
       system is available 24 hours a
       day, 7 days a week.                  OUR TELEPHONE NUMBER: 1-800-333-6524       OUR FAX NUMBER: 1-888-329-6544

                                                                     Page 4 of 4
MLNY054                                                             (New 9/2001)